UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 2004

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amended No. 2 on Form 8-K/A (the “Second Amendment”) is filed solely to report pro formas for the nine months ended September 30, 2004 for an acquisition that occurred on July 30, 2004, in order to provide current information, in accordance with Article 11 of Regulation S-X.

Other than the change noted above, this Second Amendment contains no changes to the report previously filed with the Commission on August 13, 2004, as amended by Amendment No. 1, thereto filed with the Commission on September 13, 2004 (the “First Amendment”).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The audited financial statements of American Central Eastern Texas Gas Company, Limited Partnership as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 incorporated in this Second Amendment by reference to the First Amendment.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements as of June 30, 2004, for the six months ended June 30, 2004 and for the year ended December 31, 2003 are incorporated in this Second Amendment by reference to the First Amendment.

The unaudited pro froma consolidated statements of operations for the nine months ended September 30, 2004, reflects the following transactions as if such transactions occurred as of January 1, 2003:

•                                          the American Central Eastern Texas acquisition, which closed July 30, 2004, for consideration of $240.3 million, plus $0.4 million in estimated transaction costs,

•                                          borrowings of $200.8 million under our new credit facility to partially finance the American Central Eastern Texas acquisition,

•                                          our private placement of 1,304,438 common units and a capital contribution from our general partner to maintain its 2% general partner interest, the net proceeds from which were used to partially finance the American Central Eastern Texas acquisition,

•                                          our public offering of 1,172,944 common units on January 13, 2004 at a public offering price of $39.90 per common unit and a capital contribution from our general partner to maintain its 2% general partner interest, the net proceeds from which were used to repay indebtedness incurred in connection with the American Central Western Oklahoma and Michigan Crude Pipeline acquisitions, and

•                                          our public offering of 2,323,609 common units on September 21, 2004, at a public offering price of $43.41 per common unit and a capital contribution from our general partner to maintain its 2% general partner interest, the net proceeds of which were used to repay indebtedness incurred in connection with the East Texas System acquisition.

Adjustments for these transactions are presented in the notes to the unaudited pro forma financial statements. The unaudited pro forma financial statements and accompanying notes should be read in conjunction with the historical financial statements included in the Partnership’s previous filings with the Securities and Exchange Commission and the audited American Central Eastern Texas Gas Company, Limited Partnership financial statements incorporated in this Second Amendment by reference to the First Amendment.

The information presented under the heading “Eastern Texas” represent the results of operations of American Central Eastern Texas Gas Company, L.P. for the seven months ended July 31, 2004. Our historical consolidated income statement for the nine months ended September 30, 2004 reflects our Eastern Texas acquisition from August 1, 2004 through September 30, 2004. In this case there were no material items other than working capital that we excluded from this acquisition and, accordingly, we have not further adjusted the historical results of operations for Eastern Texas.

Our pro forma statements of operations present the effect of our $2.3 million Hobbs Lateral acquisition in April 2004, since the date of acquisition. This acquisition did not meet the applicable materiality thresholds that would require inclusion in these unaudited pro forma statements of operations.

The pro forma statements of operations were derived by adjusting the nine months ended September 30, 2004 historical financial statements of MarkWest Energy Partners, L.P. The adjustments are based on currently available information and, therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial statements do not purport to present our results of operations had the acquisitions or the other transactions actually been completed as of the dates indicated. Moreover, the statements do not project our financial position or results of operations for any future date or period.

MARKWEST ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2004

(in thousands, except per unit data)

	MarkWest Energy Partners, L.P.	Eastern Texas	Pro Forma Adjustments		Pro Forma

Revenues:
Sales to unaffiliated parties	$161,978	$20,678	$—		$182,656
Sales to affiliates	43,349	—			43,349
Total revenues	205,327	20,678			226,005
Operating expenses:
Purchased product costs	146,695	3,018			149,713
Facility expenses	20,801	3,779			24,580
Selling, general and administrative	8,611	295			8,906
Depreciation and amortization	12,343	1,933	4,738	(A)	19,014
Management fee to general partner, net of amount capitalized	—	1,676			1,676
Total operating expenses	188,450	10,701	4,738		203,889

Income (loss) from operations	16,877	9,977	(4,738)		22,116

Other expense:
Interest expense, net	(9,891)	(1,079)	(1,259	)(B)	(12,229)
Other expense	(214)	(137)			(351)
Total other expense	(10,105)	(1,216)	(1,259)		(12,580)

Net income (loss)	$6,772	$8,761	$(5,997)		$9,536

General partner’s interest in net income	$858				$914
Limited partners’ interest in net income	$5,914				$8,622
Basic net income per limited partner unit	$0.81				$0.81
Diluted net income per limited partner unit	$0.81				$0.81
Weighted average number of limited partners’ units outstanding:
Basic	7,315		2,238	(C)	10,625
			1,000	(C)
			72	(C)
Diluted	7,340		2,238	(C)	10,650
			1,000	(C)
			72	(C)

The accompanying notes are an integral part of these unaudited proforma consolidated financial statements.

MARKWEST ENERGY PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Pro Forma Adjustments

Unaudited Pro Forma Statement of Operations:

(A)                              Reflects the pro forma adjustment to American Central Eastern Texas depreciation expense, as follows (in thousands):

Seven Months Ended July 31, 2004

Eliminate historical depreciation expense	$(1,933)
Pro forma depreciation expense(1)	6,671
Pro forma adjustment to depreciation expense	$4,738

(1)                                  Pro forma depreciation is based on the lesser of the term of the associated long-term contract or estimated reserves supporting our asset or the asset’s useful life, which is twenty years for property and equipment.

(B)                                The pro forma adjustment to American Central Eastern Texas interest expense for the periods presented is calculated as follows (in thousands):

Seven Months Ended July 31, 2004

Eliminate Eastern Texas interest expense	$1,079
Partnership new bank debt ($200.8 million in additional principal) at assumed rates of 3.65%, (1)(2)	(4,233)
Amortization of deferred financing costs	(782)
Eliminate borrowings under our credit facility(3)	2,677
Pro forma increase to interest expense from the acquisition	$(1,259)

(1)   The Partnership incurred bank debt of $200.8 million in connection with the Eastern Texas acquisition. The assumed rate of 3.65% for the period ended July 31, 2004, reflect the weighted average interest rates for that period.

(2)   The effects of fluctuations of 0.125% and 0.25% in annual interest rates under the Partnership’s credit facility on pro forma interest expense would have been approximately $208,000 and $415,000, respectively, for the seven months ended July 31, 2004.

(3)   The interest expense adjustment reflects the use of the $97.7 million proceeds from our public offering of common units in September 2004 to repay our existing credit facility.

(C)           The weighted average limited partners’ units outstanding used in the income per unit calculation includes the limited partners’ common and subordinated units and excludes the general partner interest. The weighted average limited partners’ units outstanding have been adjusted to reflect the common units issued in connection with our September 21, 2004 public offering of 2,323609, our July 2004 private equity placement of 1,304,438, and our January 2004 secondary offering of 1,172,944 common units as if these units had been outstanding since January 1, 2003.

(c) Exhibits.

Exhibit No.	Description of Exhibit

2.1*

Asset Purchase and Sale Agreement and Addendum, thereto, dated as of July 1, 2004 by and between American Central Eastern Texas Gas Company Limited Partnership, ACGC Gathering Company, L.L.C. and MarkWest Energy East Texas Gas Company L.P.

4.1*

Unit Purchase Agreement dated as of July 29, 2004 among MarkWest Energy Partners, L.P., and MarkWest Energy GP, L.L.C. and each of Kayne Anderson Energy Fund II, L.P., Kayne Anderson Capital Income Partners, L.P., Kayne Anderson MLP Fund, L.P., Kayne Anderson Capital Income Fund, LTD., Kayne Anderson Income Partners, L.P., HFR RV Perfornance Master Trust, Tortoise Energy Infrastructure Corporation and Energy Income and Growth Fund, as Purchasers.

4.2*

The Registration Rights Agreement dated as of July 29, 2004 among MarkWest Energy Partners, L.P., and MarkWest Energy GP, L.L.C. and each of Kayne Anderson Energy Fund II, L.P., Kayne Anderson Capital Income Partners, L.P., Kayne Anderson MLP Fund, L.P., Kayne Anderson Capital Income Fund, LTD., Kayne Anderson Income Partners, L.P., HFR RV Performance Master Trust, Tortoise Enregy Infrastructure Corporation and Energy Income and Growth Fund, as Purchasers.

23.1*	Consent of BKD, LLP.

99.1*

Second Amended and Restated Credit Agreement dated as of July 30, 2004 among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Fortis Capital Corp., as Syndication Agent, Bank One, NA, as Documentation Agent and Societe Generale, as Documentation Agent to the $315,000,000 Senior Credit Facility.

19.2*

First Amendment to the Second Amended and Restated Credit Agreement dated as of August 20, 2004, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Fortis Capital Corp., as Syndication Agent, Bank One, NA, as Documentation Agent and Societe Generale, as Documentation Agent.

*	Incorporated by reference to the First Amendment.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C., Its General Partner

Date: February 22, 2005	By:	/s/ JAMES G. IVEY
James G. Ivey Chief Financial Officer